Exhibit 99





     Where are we going in fiscal 2002
     - We expect revenue growth primarily in pricing
     - We expect volume growth from Voila! and Simply Grillin'
     - We expect manufacturing cost reductions
     - We expect key ratios to improve

                                                       Agrilink Foods
                                                     (Excluding AgriFrozen Foods)
                                 Certain Selected Historical and Expected Operating Results


                                                  2002                    2001                     2000
                                                  Plan                   Actual                   Actual

Net Sales                                      $ 1,310.2               $ 1,303.3                $  1,232.3

Cost of Sales                                     (911.6)                 (928.8)                   (857.3)
                                               ---------               ---------                ----------
Gross Profit - $                               $   398.6               $   374.5                $    375.0
               %                                    30.4%                   28.7%                     30.4%

SG&A Expense                                      (298.5)                 (293.3)                   (278.9)
Interest                                           (76.4)                  (79.8)                    (78.1)
Gain on Sales                                        0.0                     0.0                       6.6
                                               ---------               ---------                ----------
Profit Before Tax & Pro-Fac Split              $    23.7                     1.4                      24.6

Dividends                                      $     8.3               $     8.0                $      7.4

Net Proceeds Available to Members              $     3.5               $     0.0                $      4.9

EBITDA                                         $   140.6               $   121.8                $    141.7

Capital Expenditures                           $    20.0               $    25.1                $     25.4
Operating Cash Flow                            $    26.7               $    30.4                $     34.1
Inventory                                      $   298.8               $   313.9                $    295.3


                                                       Consolidated Net Earnings


                                                  2002                    2001                     2000
                                                  Plan                   Actual                   Actual

Earnings Before Tax                            $    23.7               $     1.4                $     24.6
     Tax Provision                                  (8.1)                   (1.0)                     (8.5)
                                               ---------               ---------                ----------
Net Income                                          15.6                     0.4                      16.1
     Dividends                                      (8.3)                   (8.0)                     (7.4)
                                               ---------               ---------                ----------
Net Proceeds                                         7.3                    (7.6)                      8.7
     Allocation (To)/From Earned Surplus            (3.8)                    7.6                      (3.8)
                                               ---------               ---------                ----------
Distribution to Members                        $     3.5               $     0.0                $      4.9
                                               =========               =========                ==========
     Cash                                      $     0.9               $     0.0                $      1.5
     Qualified Retains                         $     2.6               $     0.0                $      3.4
     CMV                                       $    78.8               $    69.0                $     69.6
     % of CMV                                      104.4%                  100.0%                    107.1%
